                                                                    EXHIBIT 10.7

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                            -----------------------

                            NOTE PURCHASE AGREEMENT

                            -----------------------





                           DATED AS OF MARCH 12, 1996




                                  $29,500,000
                 PMC COMMERCIAL RECEIVABLE LIMITED PARTNERSHIP
                  FIXED RATE LOAN BACKED NOTES, SERIES 1996-1


                              (PPN:  69348* AA 4)


================================================================================

                               TABLE OF CONTENTS


                                                                                                                       PAGE
1.       ISSUANCE AND SALE OF NOTES, ETC.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.1     Issuance of Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.2     The Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.3     Failure to Tender, Failure of Conditions.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.4     Expenses.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

2.       REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.1     Representations and Warranties of the Issuer and PCC.  . . . . . . . . . . . . . . . . . . . . . . .   3
         2.2     Representations of Purchaser.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

3.       CLOSING CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

4.       INTERPRETATION OF THIS AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         4.1     Terms Defined. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         4.2     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         4.3     Section Headings and Table of Contents and Construction  . . . . . . . . . . . . . . . . . . . . . .   6

5.       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         5.1     Communications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         5.2     Reproduction of Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         5.3     Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         5.4     Amendment and Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         5.5     Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         5.6     Duplicate Originals, Execution in Counterpart, etc.  . . . . . . . . . . . . . . . . . . . . . . . .   8


Annex 1       --   Purchaser Information

Annex 2       --   Payment Instructions at Closing

Annex 3       --   Information as to the Issuer and PCC

Attachment A  --   Representations and Warranties of Issuer and PMC

Attachment B  --   Closing Conditions

Exhibit A     --   List of Opinions of Counsel (with Forms of Opinions Attached)

                            -----------------------

                            NOTE PURCHASE AGREEMENT

                            -----------------------

                                  $29,500,000
                 PMC COMMERCIAL RECEIVABLE LIMITED PARTNERSHIP
                  FIXED RATE LOAN BACKED NOTES, SERIES 1996-1




                                                       Dated as of March 12,1996


----------------------------------

----------------------------------

----------------------------------

----------------------------------

----------------------------------


Ladies and Gentlemen:

         PMC COMMERCIAL RECEIVABLE LIMITED PARTNERSHIP, a Delaware limited partnership (the "ISSUER"), and PMC COMMERCIAL TRUST, a Texas real estate investment trust ("PCC"), hereby agree with you as follows:

1.       ISSUANCE AND SALE OF NOTES, ETC.

         1.1     ISSUANCE OF NOTES.

         Pursuant to the Indenture, the Issuer will execute and deliver to the Trustee, and cause the Trustee to authenticate and deliver, $29,500,000 in aggregate principal amount of the Issuer's Fixed Rate Loan Backed Notes, Series 1996-1 (collectively, the "NOTES").

         1.2     THE CLOSING.

                 (a) SALE AND PURCHASE OF NOTES. The Issuer hereby agrees to sell to you and you hereby agree to purchase from the Issuer, in accordance with the provisions hereof, the aggregate principal amount of Notes set forth below your name on Annex 1 at one hundred percent (100%) of the principal amount thereof.

                 (b) THE CLOSING. The closing (the "CLOSING") of the Issuer's sale of Notes will be held on March 12, 1996 (the "CLOSING DATE") at 9:00 a.m., local time, at the offices of Winstead Sechrest & Minick P.C., 5400 Renaissance Tower, 1201 Elm Street, Dallas, Texas 75270. At the Closing, the Issuer will cause the Trustee to deliver to you one or more Notes (as indicated below your name on Annex 1), in the denominations indicated on Annex 1, in the aggregate principal amount of your purchase, dated the Closing Date and payable to you or payable as indicated on Annex 1, against payment by federal funds wire transfer in immediately available funds of the purchase price thereof, as directed by the Issuer on Annex 2.

                 (c) OTHER PURCHASERS. Contemporaneously with the execution and delivery hereof, the Issuer and PCC are entering into a separate Note Purchase Agreement identical (except for the name and signature of the purchaser) hereto (this Agreement and such other separate Note Purchase Agreements, collectively, the "NOTE PURCHASE AGREEMENTS") with each other purchaser (collectively, the "OTHER PURCHASERS") listed on Annex 1, providing for the sale to each Other Purchaser of Notes in the aggregate principal amount set forth below its name on such Annex. The sales of Notes to you and to each Other Purchaser are to be separate sales.

         1.3     FAILURE TO TENDER, FAILURE OF CONDITIONS.

         If at the Closing the Issuer fails to cause the Trustee to tender to you the Notes to be purchased by you thereat, or if the conditions specified in
Section 3 and Attachment B to be fulfilled at the Closing have not been fulfilled, you may thereupon elect to be relieved of all further obligations hereunder. Nothing in this Section 1.3, Section 3 or Attachment B shall operate to relieve the Issuer or PCC from any of their respective obligations hereunder or to waive any of your rights against the Issuer or PCC.

         1.4     EXPENSES.

                 (a) GENERALLY. Whether or not the Notes are sold, the Issuer will promptly (and in any event within 30 days of receiving any statement or invoice therefor) pay all fees, expenses and costs relating to the purchase and sale of the Notes and the execution and delivery of the Transaction Documents and any amendments or modifications thereto, including, but not limited to:

                          (i) the cost of reproducing the Transaction Documents and the other documents delivered in connection with the Closing;

                         (ii) the reasonable fees and disbursements of Hebb & Gitlin, your special counsel, incurred in connection therewith;

                        (iii) the cost of delivering to your home office or custodian bank, insured to your satisfaction, the Notes purchased by you at the Closing; and

                         (iv) the out-of-pocket fees, expenses and costs incurred in complying with each of the conditions to closing specified in Section 3 and Attachment B.

                 (b) COUNSEL. Without limiting the generality of the foregoing, it is agreed and understood that the Issuer will pay, at the Closing, the statement for reasonable fees and disbursements of your special counsel presented at the Closing and the Issuer will also pay upon receipt of any statement therefor each additional statement for reasonable fees and disbursements of your special counsel rendered after the Closing in connection with the issuance and sale of the Notes and the other matters referred to in Section 1.4(a).

                 (c)      SURVIVAL.  The obligations of the Issuer under this
         Section 1.4 shall survive the payment of the Notes and the termination hereof.

2.       REPRESENTATIONS AND WARRANTIES

         2.1     REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND PCC.

         To induce you to enter into this Agreement and to purchase and pay for the Notes to be delivered to you at the Closing, the Issuer and PCC make the representations and warranties set forth in Attachment A, effective as of the date of the Issuer's and PCC's execution of this Agreement and as of the Closing Date, which are incorporated herein by reference with the same force and effect as though set forth herein in full.

         2.2     REPRESENTATIONS OF PURCHASER.

         You represent to the Issuer and PCC that:

                 (a) you are an "insurance company" (as such term is defined in section 2(13) of the Securities Act and you are purchasing the Notes listed on Annex 1 below your name for your own account, or for the account of one or more separate accounts maintained by you, for investment purposes only and with no present intention of distributing the Notes or any part thereof, but without prejudice to your right at all times to (i) sell or otherwise dispose of all or any part of the Notes in compliance with the Securities Act and the requirements of the Indenture and (ii) have control over the disposition of all of your assets to the fullest extent required by any applicable insurance law; and

                 (b) at least one of the following statements is accurate as to each source of funds (a "SOURCE") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                          (i) the Source is your general account assets and all requirements for an exemption under Department of Labor Prohibited Transaction Exemption 95-60 (60 F.R. 35925, July 12, 1995) have been satisfied, provided that in making such representation you are relying on the Issuer's and PCC's representations set forth in Section A.4(a) of Attachment A and the related disclosure of "employee benefit plans" set forth in Part A.4(a) of Annex 3; or

                         (ii) the Source is a "separate account" (as defined in section 3 of ERISA) that is comprised of one or more employee benefit plans each of which

                                  (A) has a participation of less than 10% in such separate account, or

                                  (B)      has been identified by you to the
                          Issuer in writing and with respect to which the Issuer and PCC hereby represents and warrants that, as of the Closing Date, neither the Issuer, PCC nor any ERISA Affiliate is a "party in interest" (as defined in section 3 of ERISA) or a "disqualified person" (as defined in section 4975 of the IRC) with respect to any plan so identified.

3.       CLOSING CONDITIONS

         Your obligations under this Agreement, including the obligation to purchase and pay for the Notes to be delivered to you at the Closing, are subject to the conditions precedent set forth in Attachment B, which are incorporated herein by reference with the same force and effect as though set forth herein in full, and the failure of such conditions to be satisfied shall, at your election, relieve you of all such obligations.

4.       INTERPRETATION OF THIS AGREEMENT

         4.1     TERMS DEFINED.

         As used in this Agreement and the Annexes, Attachments and Exhibits hereto, the following terms have the meanings specified below:

                 CLOSING -- has the meaning specified in Section 1.2(b).

                 CLOSING DATE -- has the meaning specified in Section 1.2(b).

                 CODE -- has the meaning specified in Schedule 1 to the Indenture.

                 CONTRIBUTION AGREEMENT -- means the Contribution Agreement, dated as of March 12, 1996, between the Issuer and PCC, as it may be amended, supplemented or otherwise modified from time to time.

                 ERISA -- means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                 ERISA AFFILIATE -- means PCC and all corporations, trades or businesses (whether or not incorporated) and other Persons that, together with PCC, are treated as a single employer under the section 414(b), section 414(c), section 414(m) or section 414(o) of the Code or Title I or Title IV of ERISA.

                 GENERAL PARTNER -- has the meaning specified in Schedule 1 to the Indenture.

                 INDENTURE -- means the Trust Indenture, dated as of March 12, 1996, between the Issuer and Bank One Trust Company, NA as Trustee, as it may be amended, supplemented or otherwise modified from time to time.

                 ISSUER -- has the meaning specified in the introductory paragraph.

                 LOAN FILE -- has the meaning specified in Schedule 1 to the Indenture.

                 MATERIAL ADVERSE EFFECT -- means a material adverse effect on
         (a) the business. operations, affairs, financial condition, assets or properties of the Issuer or PCC, (b) the ability of the Issuer or PCC to perform their respective obligations under the Transaction Documents or (c) the validity or enforceability of any of the Transaction Documents.

                 NOTEHOLDER -- has the meaning specified in Schedule 1 to the Indenture.

                 NOTE PURCHASE AGREEMENTS -- has the meaning specified in
         Section 1.2(c).

                 NOTE REGISTER -- has the meaning specified in Schedule 1 to the Indenture.

                 NOTES -- has the meaning specified in Section 1.1.

                 OTHER PURCHASERS-- has the meaning specified in Section
         1.2(c).

                 OUTSTANDING NOTE AMOUNT -- has the meaning specified in
         Schedule 1 to the Indenture.

                 PCC -- has the meaning specified in the introductory paragraph.

                 PERSON -- has the meaning specified in Schedule 1 to the Indenture.

                 PLACEMENT AGENT -- has the meaning specified in Schedule 1 to the Indenture.

                 PLACEMENT MEMORANDUM -- means the Preliminary Confidential Private Placement Offering Memorandum, dated November 13, 1995, with respect to the Notes.

                 PURCHASERS -- means you and the Other Purchasers.

                 REGISTRAR -- has the meaning specified in Schedule 1 to the Indenture.

                 REQUIRED NOTEHOLDERS -- has the meaning specified in Schedule 1 to the Indenture.

                 SECURITIES ACT -- means the Securities Act of 1933, as amended.

                 SERVICER -- has the meaning specified in Schedule 1 to the Indenture.

                 SERVICING AGREEMENT -- means the Servicing Agreement, dated as of March 12, 1996, among Bank One Trust Company, NA as Trustee and Supervisory Servicer, the Issuer and PCC as Servicer, as it may be amended, supplemented or otherwise modified from time to time.

                 SOURCE -- has the meaning specified in Section 2.2(b).

                 SUPERVISORY SERVICER -- has the meaning specified in Schedule 1 to the Indenture.

                 SUPERVISORY SERVICING AGREEMENT -- means the Supervisory Servicing Agreement, dated as of March 12, 1996, among Bank One Trust Company, NA, as Trustee and Supervisory Servicer, the Issuer and PCC as Servicer, as it may be amended, supplemented or otherwise modified from time to time.

                 TRANSACTION DOCUMENTS -- has the meaning specified in Schedule 1 to the Indenture.

                 TRUSTEE -- has the meaning specified in Schedule 1 to the Indenture.

                 TRUST ESTATE -- has the meaning specified in Schedule 1 to the Indenture.

         4.2     GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

         4.3     SECTION HEADINGS AND TABLE OF CONTENTS AND CONSTRUCTION.

                 (a) SECTION HEADINGS AND TABLE OF CONTENTS, ETC. The titles of the Sections of this Agreement and the Table of Contents of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless otherwise specified, references to Sections are to Sections of this Agreement, references to Annexes are to Annexes to this Agreement, references to Attachments are to Attachments to this Agreement and references to Exhibits are to Exhibits to this Agreement.

                 (b) CONSTRUCTIONS. Each provision contained herein shall be construed (absent an express contrary provision herein) as being independent of each other provision contained herein, and compliance with any one provision shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other provisions.

5.       MISCELLANEOUS

         5.1     COMMUNICATIONS.

         All notices, requests, complaints, demands and other communications under the Note Purchase Agreements will be given in the manner and with the effect provided in Section 12.4 of the Indenture or, in the case of any communication to PCC, in the manner and with the effect provided in Section 14 of the Contribution Agreement.

         5.2     REPRODUCTION OF DOCUMENTS.

         The Transaction Documents and all related documents, including (a) consents, waivers, amendments, supplements and modifications that may subsequently be executed, (b) documents received by you at the Closing of your purchase of the Notes (except the Notes themselves) and (c) financial statements, certificates, reports and other information previously or subsequently furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Issuer and PCC each agree and stipulate that any such reproduction shall, to the extent permitted by applicable law, be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not the reproduction was made by you in the regular course of business) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence.

         5.3     SUCCESSORS AND ASSIGNS.

         This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions of the Note Purchase Agreements are intended to be for the benefit of the Noteholders from time to time, and the applicable Note Purchase Agreement shall be enforceable by any such Noteholder, whether or not an express assignment of rights under any Note Purchase Agreement has been made by any Purchaser or its successor or assign.

         5.4     AMENDMENT AND WAIVER.

         The Note Purchase Agreements may be amended, and the observance of any term of the Note Purchase Agreements may be waived, with (and only with) the written consent of the Issuer, PCC and the Required Noteholders (provided that no such amendment or waiver of any of the provisions of Section 1.2(a), Section 2, Section 3, Attachment A, Attachment B or any defined term as used therein shall be effective as to you unless consented to by you in writing, and further, that no such amendment or waiver shall, without the written consent of the Noteholders holding 100% of the Outstanding Note Amount, amend this Section 5.4). Executed or complete and correct copies of any amendment or waiver effected pursuant to the provisions of this Section 5.4 shall be delivered by the Issuer to each Noteholder promptly following the date on which such amendment or waiver shall become effective.

         5.5     SURVIVAL.

         The Issuer and PCC agree that the representations, warranties and agreements made or deemed to be made by them in the Transaction Documents or in any certificate or other instrument delivered pursuant thereto on or prior to the Closing Date have been relied upon by you, notwithstanding any investigation heretofore or hereafter made by you or on your behalf, without which representations, warranties and agreements you would not have executed and delivered this Agreement, and that such representations, warranties, and agreements shall survive the delivery and payment for the Notes and shall continue in full force and effect for your benefit and the benefit of any subsequent Noteholders until all Notes are paid in full.

         5.6     DUPLICATE ORIGINALS, EXECUTION IN COUNTERPART, ETC.

         Two or more duplicate originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

    [REMAINDER OF PAGE INTENTIONALLY BLANK; NEXT PAGE IS SIGNATURE PAGE.]

         If this Agreement is satisfactory to you, please so indicate by signing the acceptance on a counterpart hereof and returning such counterpart to the Issuer, whereupon this Agreement shall become binding among us in accordance with its terms.

                                        Very truly yours,


                                        PMC COMMERCIAL RECEIVABLE
                                        LIMITED PARTNERSHIP

                                        By:    PMC Commercial Corp.,
                                               its General Partner



                                               By:
                                                   ---------------------------
                                               Name:    Jan F. Salit
                                               Title:   Executive Vice President


                                        PMC COMMERCIAL TRUST



                                        By:
                                            ------------------------------------
                                            Name:   Jan F. Salit
                                            Title:  Executive Vice President


(SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT IN CONNECTION WITH THE SALE OF PMC COMMERCIAL RECEIVABLE LIMITED PARTNERSHIP FIXED RATE LOAN BACKED NOTES, SERIES 1996-1]

Accepted:


----------------------------------

----------------------------------

----------------------------------



By:
    -----------------------------------------------
    Name:
              -------------------------------------
    Title:
              -------------------------------------




(SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT IN CONNECTION WITH THE SALE OF PMC COMMERCIAL RECEIVABLE LIMITED PARTNERSHIP FIXED RATE LOAN BACKED NOTES, SERIES 1996-1]

      THIS NOTE WAS OFFERED PURSUANT TO EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND STATE SECURITIES LAWS, AND HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AUTHORITY. NO TRANSFER OR SALE OF THIS NOTE SHALL BE MADE UNLESS SUCH TRANSFER OR SALE COMPLIES WITH THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAW. IN THE EVENT THAT THE TRANSFER OF THIS NOTE IS TO BE MADE, BANK ONE TRUST COMPANY, NA (THE "TRUSTEE") SHALL REQUIRE A CERTIFICATE, ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE TRUSTEE, THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION, DESCRIBING THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR, FROM SAID ACT AND LAWS OR IS BEING MADE PURSUANT TO SAID ACT AND LAWS. IF SUCH CERTIFICATE IS NOT IN THE FORM SPECIFIED IN THE INDENTURE, THE TRUSTEE MAY, PURSUANT TO SECTION 2.8(c) OF THE INDENTURE, REQUIRE AN OPINION OF COUNSEL TO ESTABLISH COMPLIANCE WITH THE ACT AND OTHER APPLICABLE STATE SECURITIES LAWS.

No.  _______________                                          $_________________


                 PMC COMMERCIAL RECEIVABLE LIMITED PARTNERSHIP
                          FIXED RATE LOAN BACKED NOTES
                                SERIES 1996-1

                                                        PRIVATE PLACEMENT
    MATURITY DATE      ISSUE DATE         NOTE RATE           NUMBER
    -------------      ----------         ---------     -----------------
    April 15, 2016     March 12, 1996       6.72%           69348* AA 4


REGISTERED HOLDER: ___________________

PRINCIPAL SUM: $_______________________

         PMC COMMERCIAL RECEIVABLE LIMITED PARTNERSHIP, a Delaware limited partnership (herein called the "Issuer"), for value received, hereby promises to pay to the registered owner identified above or registered assigns (the "Holder" or "Noteholder"), on or before the Maturity Date set forth above (subject to any right of prior payment hereinafter mentioned), the principal sum identified above in lawful money of the United States of America, and to pay interest thereon in like money, until payment of such principal sum, at the Note Rate per annum set forth above. Pursuant to the terms of the Trust Indenture dated as of March 12, 1996 (as the same may be amended and supplemented, the "Indenture") between the Issuer and Bank One Trust Company, NA, as Trustee (the "Trustee"), the Issuer shall pay the Holder on the first Business Day of each month, commencing on April 1, 1996 or the date this Note is due upon acceleration and ending on the Maturity Date set forth above (each such date herein called a "Payment Date"), the Required Principal Payment (as defined in the Indenture), accrued interest and, if applicable, the Make-Whole Amount (as defined in the Indenture), if any. This Note shall accrue interest during each Interest Accrual Period at the Note Rate. The term "Interest Accrual Period" means, with respect to a Payment Date, the period from and including the immediately prior Payment Date to but excluding the Payment Date first referred to in this definition (or, in the case of the first Payment Date, from and including the Closing Date to but excluding the first Payment
Date). This Note shall also accrue interest on unpaid principal and, to the extent permitted by applicable law, accrued interest to the extent such amount has not been distributed to the owner of the Note when due at the Default Rate. Principal payments will be made on each Payment Date from funds on deposit under the herein defined Indenture.

         Payments to the Holder shall be made by check mailed to the Holder's address as it appears on the note register maintained by the registrar appointed under the Indenture on the relevant Record Date (or, in the case of each Initial Purchaser or Affiliate thereof or any Holder of Notes having an aggregate initial principal amount of not less than $1,000,000, by wire transfer of immediately available funds to the account of such Noteholder, if such Noteholder shall have given the Trustee appropriate written notice of such account at least five Business Days prior to the Record Date immediately preceding the Payment Date). Notwithstanding any provision herein to the contrary, the Trustee shall make all distributions on or with respect to the Notes to the Initial Purchasers (as defined in the Indenture), so long as the Initial Purchasers shall be the registered owners of the Notes (or any Note exchanged therefor), by bank wire or interbank transfer of federal or other immediately available funds to the account of the Initial Purchasers specified in Annex I to the Purchase Agreement (as defined in the Indenture) (or such other account as the Initial Purchasers may from time to time designate in writing), together with sufficient information (including interest rate, designation of the Note and the issuer thereof, total payment and principal and interest portions of such payment) to identify the source of such payment, including the nominee names in which the Note may be held.

         This Note is one of a duly authorized issue of notes of the Issuer designated as PMC Commercial Limited Partnership Fixed Rate Loan Backed Notes, Series 1996-1" (herein called the "Notes"), in the initial aggregate principal amount of $29,500,000 issued under and secured by the Indenture. Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights thereunder of the owners of the Notes, of the nature and extent of the security, of the rights, duties and immunities of the Trustee and of the rights and obligations of the Issuer thereunder, to all of the provisions of which Indenture the holder of this Note, by acceptance hereof, assents and agrees.

         The Issuer hereby certifies that all of the conditions, things and acts required to exist, to have happened and to have been performed precedent to and in the issuance of this Note do exist, have happened and have been performed in due time, form and manner as required by the applicable laws.

         This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication hereon endorsed shall have been signed by the Trustee. The Notes are issuable only as fully registered Notes without coupons. Subject to the limitations and upon payment of the charges, if any, provided in the Indenture, Notes may be exchanged at the principal corporate trust office of the Trustee for a like aggregate principal amount of Notes of the same series of other authorized denominations.

         The owner of this Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

         The Notes are subject to redemption on any Payment Date, in whole, but not in part, at the option of the Issuer at a redemption price equal to 100% of the Outstanding Note Amount (as defined in the Indenture) plus (a) interest accrued during the applicable Interest Accrual Period and any and all past-due interest, and (b) the Make-Whole Amount, if any, at any time upon notice as provided in the Indenture.

         If an Event of Default shall occur and be continuing with respect to the Notes, and if the Required Noteholders (as defined in the Indenture) have requested the Trustee to accelerate the Notes, the Trustee shall declare the outstanding principal of all the Notes, accrued and unpaid interest thereon and the Make-Whole Amount, if any, to be immediately due and payable, by a notice in writing to the Issuer, the Noteholders, the Servicer (as defined in the Indenture) and the Supervisory Servicer (as defined in the Indenture), and upon any such declaration such principal, interest and Make-Whole Amount shall become immediately due and payable. Under certain circumstances specified in the Indenture, such amounts shall immediately become due and payable without any such declaration. The Trustee may sell the Trust Estate or retain the Trust Estate intact, in either case in the manner and with the effect provided in the Indenture.

         The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Required Noteholders (as defined in the Indenture) and in certain instances only with the consent of all Noteholders. The Indenture also contains provisions permitting Holders of specified percentages in aggregate outstanding principal amount, on behalf of Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture contains provisions permitting the Issuer and the Trustee to execute supplemental indentures adding provisions to, or changing or eliminating any of the provisions of, the Indenture, subject to the limitations set forth in the Indenture.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture. No officer, agent or employee of the Issuer or of any Affiliate of the Issuer, shall in any event be subject to any personal liability for any payments or other amounts due in respect of the Notes or in respect of any obligations of the parties under any of the Transaction Documents.

         This Note is transferable by the registered owner hereof, in person, or by its attorney duly authorized in writing, at the Corporate Trust Office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes, of the same series and of authorized denomination or denominations, for the same aggregate principal amount, will be issued to the transferee in exchange herefor. The Issuer and the Trustee may treat the registered owner hereof as the absolute owner hereof for all purposes, and the Issuer and the Trustee shall not be affected by any notice to the contrary.

         IN WITNESS WHEREOF, PMC COMMERCIAL RECEIVABLE LIMITED PARTNERSHIP has caused this Note to be executed in its name by the manual or facsimile signature of the President, any Executive Vice President or the Chief Financial Officer of its General Partner and attested by the manual or facsimile signature of the Secretary or Assistant Secretary of its General Partner, all as of the Issue Date set forth above.

                                 PMC COMMERCIAL RECEIVABLE
                                 LIMITED PARTNERSHIP


                                 By:  PMC Commercial Corp.,
                                      its General Partner


                                      By:
                                          --------------------------------------
                                          Jan F. Salit, Executive Vice President


Attest:

By:
   -------------------------------
   Barry N. Berlin, Treasurer

                         CERTIFICATE OF AUTHENTICATION

         This is one of the Notes described in the within-mentioned Indenture and has been authenticated on this date: March 12, 1996.

                                          BANK ONE TRUST COMPANY, NA, as Trustee

                                          By:
                                              ----------------------------------
                                              Authorized Signatory

                              [FORM OF ASSIGNMENT]

         For value received, the undersigned do(es) hereby sell, assign and
transfer unto                                                   the within Note
and do(es) hereby irrevocably constitute and appoint attorney, to transfer the same on the books of the Trustee, with full power of substitution in the premises.


Dated:
      -------------------------           --------------------------------------
                                          (Signature)

Social Security Number,
Taxpayer Identification
Number or other Identifying
Number of Assignee:
                    -------------------------------

         Notice: The signature(s) to this Assignment must correspond with the name(s) as written on the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.





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